UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2014

FLEXTRONICS INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 2 Changi South Lane, Singapore (Address of principal executive offices)	486123 (Zip Code)

Registrant’s telephone number, including area code: (65) 6876-9899

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 28, 2014, Flextronics International Ltd. (the “Company”) held its 2014 Annual General Meeting of Shareholders (“Annual Meeting”) followed by an Extraordinary General Meeting of Shareholders (“Extraordinary Meeting”).  There were 589,004,396 ordinary shares entitled to be voted and 538,234,271 were voted in person or by proxy at the Annual Meeting and 538,236,359 were voted in person or by proxy at the Extraordinary Meeting. At the Annual Meeting:

(1)               The shareholders re-elected the three (3) nominees for director.

(2)               The shareholders re-appointed the one (1) nominee for director.

(3)               The shareholders re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the 2015 fiscal year and authorized the Company’s Board to fix its remuneration.

(4)               The shareholders approved a general authorization for the Company to allot and issue ordinary shares.

(5)               The shareholders approved, on a non-binding advisory basis, the Company’s executive compensation.

(6)               The shareholders approved a resolution changing the cash compensation payable to the Company’s Compensation Committee members and the Chairman of the Compensation Committee.

At the Extraordinary Meeting, the shareholders approved the renewal of the Company’s share repurchase mandate relating to acquisitions by the Company of up to 20% of its issued ordinary shares as of the date of the Extraordinary Meeting.

The Company’s inspector of election certified the following vote tabulations:

Board of Directors:

				Broker
Nominee	For	Against	Abstain	Non-Vote
Daniel H. Schulman	488,127,969	1,018,584	1,738,152	47,349,566
Michael D. Capellas	488,389,965	785,252	1,709,488	47,349,566
Marc A. Onetto	488,421,791	744,390	1,718,524	47,349,566
Lawrence A. Zimmerman	487,132,755	2,029,709	1,722,241	47,349,566

				Broker
	For	Against	Abstain	Non-Vote
Re-appointment of Deloitte & Touche LLP as independent auditors for the 2015 fiscal year and to authorize the Board of Directors to fix its remuneration	532,323,948	4,063,881	1,846,442	—

				Broker
	For	Against	Abstain	Non-Vote
General authorization for the Board of Directors to allot and issue ordinary shares	496,493,515	37,890,730	3,850,026	—

				Broker
	For	Against	Abstain	Non-Vote
Non-binding, advisory resolution relating to the compensation of the Company’s named executive officers	460,807,599	28,247,198	1,829,908	47,349,566

				Broker
	For	Against	Abstain	Non-Vote
Changes to cash compensation payable to the Company’s Compensation Committee members and the Chairman of the Compensation Committee	486,706,789	2,237,434	1,940,482	47,349,566

				Broker
	For	Against	Abstain	Non-Vote
Renewal of share purchase mandate relating to acquisitions by the Company of up to 20% of its issued ordinary shares as of the date of the Extraordinary General Meeting	487,483,620	548,261	2,854,912	47,349,566

Item 8.01                   Other Events.

On September 2, 2014, the Company announced that it has received shareholder approval to purchase up to 20% of the Company’s outstanding ordinary shares. A copy of the press release is furnished with this report as Exhibit 99.1. This approval was received on August 28, 2014 at the Company’s Extraordinary General Meeting.  As part of the Company’s share repurchase plan, its Board of Directors has authorized management to repurchase the Company’s issued ordinary shares in an aggregate amount not to exceed $500 million. Share repurchases, if any, will be made in the open market and in compliance with SEC Rule 10b-18. The timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions and applicable legal requirements. The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit

99.1	Press release, dated September 2, 2014, issued by Flextronics International Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.

Date: September 2, 2014	By:	/s/ David P. Bennett
	Name:	David P. Bennett
	Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated September 2, 2014, issued by Flextronics International Ltd.